Supplement dated May 12, 1997 to GIT Tax-Free Trust
Prospectus and Statement of Additional Information dated
February 1, 1997

On May 12, 1997, the GIT Investment Funds family of mutual funds changed its name to Mosaic Funds. Accordingly, GIT Tax-Free Trust was renamed Mosaic Tax-Free Trust and each respective Tax-Free Trust portfolio was similarly renamed.